                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  September 23, 1997


Chancellor Media Corporation                     Chancellor Media Corporation of Los Angeles
----------------------------                     -------------------------------------------
(Exact Name of Registrant as                             (Exact Name of Registrant as
   Specified in Charter)                                    Specified in Charter)

       000-21570                                                333-32259
       ---------                                                ---------
 (Commission File No.)                                    (Commission File No.)

       75-2247099                                               75-2451687
       ----------                                               ----------
     (IRS Employer                                            (IRS Employer
  Identification No.)                                      Identification No.)

       Delaware                                                 Delaware
       --------                                                 --------
(State or Other Jurisdiction                             (State or Other Jurisdiction
   of Incorporation)                                        of Incorporation)


                        433 East Las Colinas  Boulevard
                                   Suite 1130
                              Irving, Texas 75039
                             --------------------
                             (Address of Principal
                               Executive Offices)


                                 (972) 869-9020
                            (Registrant's telephone
                          number, including area code)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                 KPMG Peat Marwick, LLP ("Peat Marwick") has served as the auditors for Chancellor Media Corporation, a Delaware corporation formerly known as Evergreen Media Corporation ("Chancellor Media"), and Chancellor Media Corporation of Los Angeles, a Delaware corporation formerly known as Evergreen Media Corporation of Los Angeles ("CMCLA"), and has advised Chancellor Media and CMCLA on federal, state and local tax matters. After an evaluation by management of services provided by other independent accounting firms, Chancellor Media and CMCLA dismissed Peat Marwick as their independent accountants on September 23, 1997, and have engaged Coopers & Lybrand L.L.P. ("Coopers") as the new independent accountants for Chancellor Media and CMCLA as of such date. The decision to dismiss Peat Marwick was approved by the Board of Directors of Chancellor Media and CMCLA.

                 Peat Marwick's reports on the financial statements of Chancellor Media and CMCLA for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years of Chancellor Media and CMCLA and the subsequent interim period preceding the dismissal, there were no disagreements with Peat Marwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Peat Marwick, would have caused Peat Marwick to make reference to the subject matter of the disagreements in connection with its report. In addition, during the two most recent fiscal years of Chancellor Media and CMCLA and the subsequent interim period preceding the dismissal, there were no events of the type requiring disclosure under Item 304(a)(1)(v) of Regulation S-K

                 During the two most recent fiscal years of Chancellor Media and CMCLA and the subsequent interim period preceding the dismissal of Peat Marwick, Chancellor Media and CMCLA did not consult with Coopers regarding (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the financial statements of Chancellor Media or CMCLA or (iii) any matter that was the subject of a "disagreement" or a "reportable event" (as each term is defined in Item 304(a)(2)(ii) of Regulation S-K). However, Coopers previously served as the independent accountants for (i) Chancellor Broadcasting Company, a Delaware corporation ("Chancellor"), which was merged with and into Evergreen Mezzanine Holdings Corporation, a wholly-owned subsidiary of Chancellor Media, on September 5, 1997, and (ii) Chancellor Radio Broadcasting Company, a Delaware corporation ("CRBC"), which was merged with and into CMCLA on September 5, 1997 (collectively, the "Chancellor Merger").
In connection with the Chancellor Merger, Chancellor Media discussed with Coopers various financial statement issues related to its historical association with Chancellor and CRBC, and also discussed the various filings submitted by Chancellor Media, Chancellor, CMCLA and CRBC to the Commission in respect of the Chancellor Merger, which filings included or incorporated by reference the financial statements of Chancellor Media, Chancellor, CMCLA and CRBC.

                 Chancellor Media and CMCLA have provided Peat Marwick with a copy of the disclosures they are making in this Item 4. Peat Marwick has furnished Chancellor Media and CMCLA with a letter addressed to the Commission stating that it agrees with the statements made by Chancellor Media and CMCLA in this Item 4. Chancellor Media and CMCLA have filed a copy of Peat Marwick's letter as Exhibit 16.1 to this Current Report on Form 8-K.



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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         7(c)    Exhibits

         *       16.1     Letter from KPMG Peat Marwick, LLP to the Securities
                          and Exchange Commission dated September 29, 1997.


---------------
*        Filed herewith.



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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Chancellor Media Corporation         Chancellor Media Corporation of Los Angeles



By: /s/ Matthew E. Devine            By: /s/ Matthew E. Devine
   -----------------------------        ---------------------------------
        Matthew E. Devine                    Matthew E. Devine
        Chief Financial Officer              Chief Financial Officer



Date:  September 29, 1997




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                                 EXHIBIT INDEX

*        16.1    Letter from KPMG Peat Marwick, LLP to the Securities and
                 Exchange Commission dated September 29, 1997.


---------------
*        Filed herewith.